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                       SECURITES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                    FORM 8-A

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               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934



                               MEADOWCRAFT, INC.
             (Exact Name of Registrant as Specified in Its Charter)



             DELAWARE                                  63-0891252
(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)




1401 MEADOWCRAFT ROAD, BIRMINGHAM, ALABAMA              35215
(Address of Principal Executive Offices)              (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box:[X]


         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box:[ ]

         Securities Act registration statement file number to which this form relates: 333-33053.


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:



  TITLE OF EACH CLASS                          NAME OF EACH EXCHANGE ON WHICH
  TO BE SO REGISTERED                          EACH CLASS IS TO BE REGISTERED

 ---------------------                             ----------------------

     COMMON STOCK                                  NEW YORK STOCK EXCHANGE
PAR VALUE $.01 PER SHARE


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                      NONE

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information set forth under the caption "Description of Capital Stock," beginning on Page 35 of the Meadowcraft, Inc. (the "Company") Registration Statement on Form S-1 filed with the Securities and Exchange commission on August 7, 1997, as amended, is incorporated herein by reference.

ITEM 2.  EXHIBITS.

EXHIBIT
NUMBER                     DESCRIPTION

1.0 Amended and Restated Certificate of Incorporation of the Company, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission on August 7, 1997.

2.0 Form of Amended and Restated Bylaws of the Company, incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Company's Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission on September 30, 1997.

3.0 Specimen of Company's Common Stock certificate, incorporated by reference to Exhibit 4 to Amendment No. 1 to the Company's Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission on September 30, 1997.

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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

         Dated: November 19, 1997

                                          MEADOWCRAFT, INC.



                                          By:     /s/ William J. McCanna
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                                                    William J. McCanna
                                                        President

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                                 EXHIBIT INDEX

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                                                                                                 LOCATED AT
EXHIBIT                                                                                          SEQUENTIAL
NUMBER                     DESCRIPTION                                                           PAGE NUMBER
------                     -----------                                                           -----------
1.0    Amended and Restated  Certificate of Incorporation of the Company,  incorporated by            *
       reference  to Exhibit  3.1 to the  Company's  Registration  Statement  on Form S-1,
       which was filed with the Securities and Exchange Commission on August 7, 1997.

2.0    Amended and Restated  Bylaws of the Company,  incorporated  by reference to Exhibit            *
       3.2 to Amendment No. 1 to the Company's Registration  Statement on Form S-1,  which was filed with the Securities and Exchange Commission on September 30, 1997.

3.0    Specimen of Company's Common Stock certificate, incorporated by reference to                   *
       Exhibit 4 to Amendment No. 1 to the Company's Registration Statement on Form S-1,
       which was filed with the Securities and Exchange Commission on September 30, 1997.

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*  Incorporated by reference.  See "Item 2. Exhibits" at sequential page 2.